UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2007

Structured Products Corp.

on behalf of

TIERS Callable Principal-Protected Asset

Backed Certificates Trust Series Russell 2004-1

(Exact name of registrant as specified in its charter)

Delaware	001-31961	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street New York, New York	10013	(212) 816-7496
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01 Other Events.

This current report on Form 8-K relates to the Guarantee of the obligations of the Swap Counterparty by Citigroup, Inc., which Guarantee was delivered to the Trustee of the TIERS Callable Principal-Protected Asset Backed Certificates Trust Series Russell 2004-1 a copy of which is attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Gladys Zacchino

Name: Gladys Zacchino
Title: Authorized Signatory

April 5, 2007

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EXHIBIT INDEX

Exhibit		Page
1	Guarantee of Citigroup, Inc.	5

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GUARANTEE OF CITIGROUP INC.

GUARANTEE, dated as of April 2, 2007 of Citigroup Inc., a Delaware corporation (“Guarantor”), in favor of U.S. Bank National Association, Cayman Islands Branch, not in its individual capacity, but solely as trustee on behalf of TIERS® Principal-Protected Minimum Return Asset Backed Certificates Trust Series Russell 2004-1 (“Counterparty”).

1.            Guarantee. In connection with the ISDA Master Agreement, between the Counterparty and Guarantor's indirect wholly-owned subsidiary, Citigroup Global Markets Holdings Inc. (“Primary Obligor”), dated as of January 29, 2004, together with the related Schedule and Confirmation thereto, each dated as of January 29, 2004, as amended by Amendment No. 1 thereto, dated as of March 30, 2007, and as further amended, supplemented or restated from time to time (the “Agreement”), the Guarantor, absolutely and unconditionally guarantees to Counterparty, its successors and permitted assigns, as primary obligor and not as a surety, the due and punctual payment of all amounts payable by Primary Obligor under the Agreement, whether secured or unsecured, joint or several (the “Obligations”) all without regard to any counterclaim, set-off, deduction or defense of any kind which Guarantor may have or assert, and without abatement, suspension, deferment or diminution on account of any event or condition whatsoever; provided, however, that Guarantor shall be entitled to exercise or assert, as the case may be, any right, claim or defense that is available to Primary Obligor . and provided further, however, that the Guarantor shall have no obligation to take action hereunder during any period when performance by Primary Obligor, in accordance with the provisions of this Guarantee, would constitute a violation of any applicable laws (other than bankruptcy, liquidation, reorganization or similar laws affecting the rights of creditors generally). Any capitalized term used herein and not otherwise defined shall have the meaning assigned to it in the Agreement.

2.            Nature of Guarantee. This Guarantee is a guarantee of payment and not of collection. Counterparty shall not be obligated, as a condition precedent to performance by Guarantor hereunder, to file any claim relating to the Obligations in the event that Primary Obligor becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of Counterparty to file a claim shall not affect Guarantor's obligations hereunder. This Guarantee shall continue to be effective or be reinstated if any payment to Counterparty by Primary Obligor on account of any Obligation is returned to Primary Obligor or is rescinded upon the insolvency, bankruptcy or reorganization of Primary Obligor.

3.            Consents, Waivers and Renewals. Guarantor agrees that Counterparty may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of Guarantor, change the time, manner or place of payment or any other term of, any Obligation, exchange, release, fail to perfect or surrender any collateral for, or renew or change any term of any of the Obligations owing to it, and may also enter into a written agreement with Primary Obligor or with any other party to the Agreement or person liable on any Obligation, or interested therein, for the extension, renewal, payment, compromise, modification, waiver, discharge or release thereof, in whole or in part, without impairing or affecting this Guarantee. Except as otherwise set forth in Section 1 hereof, the Obligations of Guarantor under this Guarantee are unconditional, irrespective of (i) the lack of value, genuineness, validity, or

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enforceability of the Obligations, (ii) any law, regulation or order of any jurisdiction or any other similar event affecting the term of any Obligation or of Counterparty’s rights with respect thereto and (iii) to the fullest extent permitted by applicable law, (a) any law, rule or policy that is now or hereafter promulgated by any governmental authority (including any central bank) or regulatory body that may adversely affect Counterparty’s ability or obligation to make or receive such payments, (b) any nationalization, expropriation, war, riot, civil commotion or other similar event, (c) any inability to convert any currency into the currency of payment of such obligation, and (d) any inability to transfer funds in the currency of payment of such obligation to the place of payment therefor. Guarantor waives demands, promptness, diligence and all notices that may be required by law or to perfect Counterparty's rights hereunder except notice to Guarantor of a default by Primary Obligor under the Agreement, provided, however, that any delay in the delivery of notice shall in no way invalidate the enforceability of this Guarantee. No failure, delay or single or partial exercise by Counterparty of its rights or remedies hereunder shall operate as a waiver of such rights or remedies. All rights and remedies hereunder or allowed by law shall be cumulative and exercisable from time to time.

4.	Representations and Warranties. Guarantor hereby represents and warrants that:

(i)           Guarantor is duly organized, validly existing and in good standing under the laws of the State of Delaware;

(ii)          Guarantor has the requisite corporate power and authority to issue this Guarantee and to perform its obligations hereunder, and has duly authorized, executed and delivered this Guarantee;

(iii)        Guarantor is not required to obtain any authorization, consent, approval, exemption or license from, or to file any registration with, any government authority as a condition to the validity of, or to the execution, delivery or performance of, this Guarantee;

(iv)         as of the date of this Guarantee, there is no action, suit or proceeding pending or threatened against Guarantor before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could affect, in a materially adverse manner, the ability of Guarantor to perform any of its obligations under, or which in any manner questions the validity of, this Guarantee;

(v)          the execution, delivery and performance of this Guarantee by Guarantor does not contravene or constitute a default under any statute, regulation or rule of any governmental authority or under any provision of Guarantor's certificate of incorporation or by-laws or any contractual restriction binding on Guarantor; and

(vi)         this Guarantee constitutes the legal, valid and binding obligation of Guarantor enforceable in accordance with its terms, subject to the effect of any bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

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5.            Subrogation. Upon payment by Guarantor of any sums to Counterparty under this Guarantee, all rights of Guarantor against Primary Obligor arising as a result thereof by way of right of subrogation or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full of all the obligations of Primary Obligor under the Agreement, including all Transactions then in effect between Primary Obligor and Counterparty.

6.            Termination. This Guarantee is a continuing guarantee and shall remain in full force and effect until such time as it may be revoked by Guarantor by notice given to Counterparty, such notice to be deemed effective upon 30 days from receipt thereof by Counterparty or at such later date as may be specified in such notice; provided, however, that such revocation shall not limit or terminate this Guarantee in respect of any Transaction effected under the Agreement which shall have been entered into prior to the effectiveness of such revocation. Notwithstanding anything to the contrary in this Paragraph 6, this Guarantee shall terminate, and Guarantor shall be released from all of the Obligations hereunder with respect to any Transaction(s), immediately upon the transfer or assignment of such Transaction(s) to an entity which is not an Affiliate of Primary Obligor (as such term is defined in Section 12 of the Agreement), if such transfer or assignment is completed in accordance with the provisions of Section 7 of the Agreement.

7.            Notices. Any notice or communication required or permitted to be made hereunder shall be made in the same manner and with the same effect, unless otherwise specifically provided herein, as set forth in the Agreement.

8.            GOVERNING LAW; JURISDICTION. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York. Guarantor hereby irrevocably consents to, for the purposes of any proceeding arising out of this Guarantee, the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the borough of Manhattan in New York City.

9.            Waiver of Immunity. To the extent that Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to Guarantor or Guarantor’s property, Guarantor hereby irrevocably waives such immunity in respect of Guarantor’s obligations under this Guaranty.

10.         Waiver of Jury Trial. Guarantor hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Guarantee or the negotiation, administration or enforcement hereof.

11.          Miscellaneous. Each reference herein to Guarantor, Counterparty or Primary Obligor shall be deemed to include their respective successors and assigns. The provisions hereof shall inure in favor of each such successor or assign. This Guarantee (i) shall supersede any prior or contemporaneous representations, statements or agreements, oral or written, made by or between the parties with regard to the subject matter hereof, (ii) may be amended only (A) by a written instrument executed by Guarantor and Counterparty and (B) with the prior written consent of each of Standard and Poor's Ratings Services and Moody's Investors Service and (iii) may not be assigned by either party without the prior written consent of the other party.

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12.        Limitation of Liability. Notwithstanding anything to the contrary contained herein or in the Agreement, whether express or implied, Guarantor shall in no event be required to pay or be liable to Counterparty for any consequential, indirect or punitive damages, opportunity costs or lost profits.

In Witness Whereof, the undersigned has executed this Guarantee as of the date first above written.

CITIGROUP INC.

By: /s/ Joseph J. Martinelli
Name: Joseph J. Martinelli
Title: Assistant Treasurer

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